Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

Class A, Class B, Class C, and Administrator Class

Supplement dated May 10, 2010, to the Prospectuses dated February 1, 2010, as previously supplemented as the case may be.

This supplement contains important information about the Wells Fargo Advantage International Core Fund (“the Fund”).

At a meeting of the Board of Trustees of the Wells Fargo Advantage Funds (the “Board”) held on January 11, 2010, the Board approved the change of the Fund’s name, as well as changes to the Fund’s Principal Investments. Effective on or about July 19, 2010, the Fund’s name will be International Equity Fund, and its Principal Investments will be as follows:

Principal Investments
Under normal circumstances, we invest:

• at least 80% of the Fund's net assets in equity securities of foreign issuers; and
• up to 20% of the Fund's total assets in emerging market equity securities.

The Investment Objective and Principal Investment Strategies of the Fund remain unchanged.

Upon changing its name to International Equity Fund on or about July 19, 2010, the investment policy of the Fund concerning “80% of the Fund’s net assets” may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days notice.

IER050/P301SP

Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

Class A, Class C, Administrator Class, Institutional Class and Investor Class

Supplement dated May 10, 2010, to the Prospectuses dated March 1, 2010, as previously supplemented as the case may be.

This supplement contains important information about the Wells Fargo Advantage Mid Cap Disciplined Fund (“the Fund”).

At a meeting of the Board of Trustees of the Wells Fargo Advantage Funds (the “Board”) held on January 11, 2010, the Board approved the change of the Fund’s name, as well as changes to the Principal Investments and Principal Investment Strategies. Effective on or about July 19, 2010, the Fund’s name will be Special Mid Cap Value Fund, and its Principal Investments and Principal Investment Strategies will be as follows:

Principal Investments
Under normal circumstances, we invest:

•	at least 80% of the Fund's net assets in equity securities of medium-capitalization companies.

Principal Investment Strategies

We invest principally in equity securities of medium-capitalization companies, which we define as securities of companies with market capitalizations within the range of the Russell Midcap® Index. The market capitalization range of the Russell Midcap Index® was $263 million to $15.6 billion, as of December 31, 2009, and is expected to change frequently. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We look for significantly undervalued companies that we believe have the potential for above average capital growth with below average risk. Rigorous fundamental research drives our search for undervalued, high quality companies, defined as industry leaders with strong balance sheets and superior cash flows. We utilize quantitative screens to narrow the investment universe by assessing companies' financial statement strength and looking for high cash flows and low financial leverage. Through detailed qualitative research, we then identify stocks valued below their estimated intrinsic value with hidden opportunities for above-average appreciation. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation. We regularly review the investments of the portfolio and may sell a portfolio holding when a stock's price nears its intrinsic value appreciation target, the macro environment becomes unfavorable, short-term downside risks increase, the company's fundamentals have deteriorated or we identify a more attractive investment opportunity

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

The Investment Objective of the Fund remains unchanged.

SCR050/P201SP2